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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 6, 2000


                              CANTEL MEDICAL CORP.
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             (Exact name of registrant as specified in its charter)


          DELAWARE                     0-6132              22-1760285
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(State or other jurisdiction        (Commission          (IRS Employer
      of incorporation)             File Number)      Identification No.)


  1135 BROAD STREET, CLIFTON, NEW JERSEY                      07013
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 (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code 973-470-8700


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          (Former name or former address, if changed since last report
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On October 6, 2000, Carsen Group Inc. ("Carsen"), a wholly-owned subsidiary of Cantel Medical Corp., closed a transaction under an Asset Purchase Agreement (the "Purchase Agreement") with Olympus America Inc. ("OAI") pursuant to which Carsen terminated its consumer products business and sold its inventories of Olympus consumer products to OAI. The transaction had an effective date of July 31, 2000.

         The purchase price for the inventory was approximately $1,026,000, net of adjustments related to prospective warranty claims and promotional program expenses payable to Carsen's customers. Carsen will receive additional consideration from OAI under the Purchase Agreement, including amounts related to transition services provided by Carsen subsequent to July 31, 2000. Such consideration includes (i) fixed cash amounts aggregating approximately $615,000 and (ii) twelve and one-half percent (12 1/2%) of OAI's net sales of Olympus consumer products in Canada in excess of $8,000,000 during the period August 1, 2000 through March 31, 2001. Such amounts are payable on various dates through April 30, 2001. OAI also reimbursed Carsen for certain expenses related to the termination of Carsen's consumer products business.

         In addition, on October 6, 2000 Carsen and OAI amended their existing distribution agreement (the "Agreement")to provide that Carsen will have the continued exclusive Canadian rights for marketing, distributing and servicing Olympus medical endoscopy equipment, precision instruments and industrial equipment through March 31, 2004. If Carsen fulfills its obligations under the Agreement, the parties will establish new minimum purchase requirements and extend the Agreement through March 31, 2006.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a) Financial Statements. Financial statements relating to the transaction described in Item 2 are not required to be filed herewith.

         (b) Pro Forma Financial Information. The required financial information relating to the transaction described in Item 2 is not included herewith and will be included in Cantel's
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Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended July 31,
2000, which Form 10-K will reflect Cantel's consumer products business as a discontinued operation. The Form 10-K will be filed on or before October 30, 2000.

         (c) Exhibits. The following exhibit is filed herewith:

         99.1 Asset Purchase Agreement.

         99.2 Second Amendment to Distribution Agreement.
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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            CANTEL MEDICAL CORP.


                                            By: /s/ JAMES P. REILLY
                                                --------------------------
                                                James P. Reilly, President

Dated: October 20, 2000